INVENTORIES	12 Months Ended
Dec. 31, 2015
Inventories [Abstract]
INVENTORIES
INVENTORIES
Inventories consist primarily of raw materials and packaging (which includes ingredients and supplies) and finished goods (which include concentrates and syrups in our concentrate operations and finished beverages in our finished product operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the average cost or first-in, first-out methods. Inventories consisted of the following (in millions):

December 31,	2015	2014
Raw materials and packaging	$1,564	$1,615
Finished goods	1,032	1,134
Other	306	351
Total inventories	$2,902	$3,100